Section 240.14a-101 Schedule 14A.
Information required in proxy statement.
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

COLGATE-PALMOLIVE COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

[LETTER TO CERTAIN BENEFICIAL OWNERS OF
COLGATE-PALMOLIVE COMPANY COMMON STOCK]

April 29, 2003

DEAR FELLOW COLGATE STOCKHOLDER:

You should have received your annual report and proxy materials in connection with Colgate-Palmolive Company's Annual Meeting of Stockholders to be held on May 6, 2003. Regardless of the number of shares of Colgate stock that you own, it is important that your shares be represented and voted at the Meeting.

Please take a moment to sign, date and mail the enclosed duplicate proxy at your earliest convenience. You should read carefully and consider the information contained in the Proxy Statement.

Should you prefer, you may also use one of the following simple methods for promptly providing your voting instructions:

1.	Vote by telephone. Call the toll-free number listed for this purpose on your voting instruction form (at no cost to you). Please have your 12-digit control number listed on the form ready and follow the simple instructions.

2.	Vote by Internet. Go to the website listed on your voting instruction form. Please have your 12-digit control number listed on the form ready and follow the simple instructions.

TELEPHONE and INTERNET VOTING is available 24 hours a day, 7 days a week, until 11:59 p.m. (Eastern time) on Monday, May 5, 2003. If you vote by telephone or via the Internet, you do not need to return your voting instruction form.

On behalf of your Board of Directors, thank you for your prompt response and your continued interest in, and support of, Colgate-Palmolive Company.

Very truly yours,

Reuben Mark Chairman of the Board and Chief Executive Officer	William S. Shanahan President

[LETTER TO CERTAIN REGISTERED HOLDERS OF
COLGATE-PALMOLIVE COMPANY COMMON STOCK]

April 29, 2003

DEAR FELLOW COLGATE STOCKHOLDER:

You should have received your annual report and proxy materials in connection with Colgate-Palmolive Company's Annual Meeting of Stockholders to be held on May 6, 2003. Regardless of the number of shares of Colgate stock that you own, it is important that your shares be represented and voted at the Meeting.

Please take a moment to sign, date and mail the enclosed duplicate proxy card at your earliest convenience. You should read carefully and consider the information contained in the Proxy Statement.

Should you prefer, you may also use one of the following simple methods for promptly providing your voting instructions:

1.	Vote by telephone. Call the toll-free number listed on your proxy card (at no cost to you). The voice prompts will allow you to vote your shares and confirm your instructions.

2.	Vote by Internet. The website for Internet voting is printed on your proxy card. Follow the simple instructions to record and confirm your vote.

TELEPHONE and INTERNET VOTING is available 24 hours a day, 7 days a week, until 11:59 p.m. (Eastern time) on Monday, May 5, 2003. If you vote by telephone or via the Internet, you do not need to return your proxy card.

On behalf of your Board of Directors, thank you for your prompt response and your continued interest in, and support of, Colgate-Palmolive Company.

Very truly yours,

Reuben Mark Chairman of the Board and Chief Executive Officer	William S. Shanahan President